UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 10, 2019

Unico American Corporation

 (Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-03978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

26050 Mureau Road
Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800

(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last Report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	UNAM	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company |_|

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. |_|

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 10, 2019, the Board of Directors of Unico American Corporation (the “Corporation”) amended and restated the Corporation’s Bylaws (as amended and restated, the “Second Amended and Restated Bylaws”) by making certain amendments to, among other things:

(a) amend Article II, Section 1 to provide for the annual meeting of stockholders to be held at the place, date and time determined by the Board of Directors and to clarify that the annual meeting shall be held for, among other things, the election of directors. The former Bylaws had specified a specific location for the annual meeting of stockholders to be held. Section 1 was further amended to provide the Board of Directors with the right to postpone, reschedule or cancel any Annual Meeting at any time, subject to the Nevada Revised Statues (the “NRS”).

(b) delete Article II, Section 2’s provision stating that annual meetings of stockholders are not required and that stockholder meetings will be held as deemed necessary. Article II, Section 2 was further amended to allow the Board of Directors to postpone, reschedule or cancel any special meeting of stockholders at any time, subject to the NRS.

(c) amend Article II, Section 5 to allow either the chairperson of a meeting or the stockholders entitled to vote at such meeting to adjourn a meeting of the stockholders if a quorum is not present.

(d) amend Article II, Section 6 to clarify that the required vote to approve any matter at a meeting of stockholders, other than election of directors, is the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at such meeting and entitled to vote at such meeting, other than election of directors, at such meeting and that the required vote to elect directors shall be a plurality of the shares present in person or represented by proxy at such meeting and entitled to vote at such meeting.

(e) amend Article II, Section 9 to permit meetings of stockholders to be held by means of remote communication.

(f) adopt provisions in Article II (i) providing for the manner of and requirements relating to the establishment of a record date for the determination of stockholders entitled to receive notice of and the right to vote at any meeting of stockholders, (ii) establishing the method for determining the chairperson of a meeting of stockholders and set forth rights and responsibilities of such chairperson, (iii) providing for the appointment of up to two inspectors of election and setting forth the responsibilities of inspectors of election, and (iv) allowing for the submission of stockholder proposals and nominations at annual and special meetings of stockholders and setting forth the requirements for submitting such proposals at annual and special meetings of stockholders.

(g) amend Article III to (i) provide that the first meeting of a newly elected Board of Directors may be held immediately after the annual meeting of stockholders, (ii) update the notice requirements for special meetings of the Board of Directors, (iii) allow for the Board of Directors to take any action required or permitted to be taken at a meeting of the Board of Directors to be taken without a meeting if all the members of the Board of Directors, or the applicable committee, consent to such action in writing or by electronic transmission, and (iv) allow for participation by directors in any meeting of the Board of Directors by means of telephone, electronic communication or comparable communication and establishes that such directors shall be deemed to be present in person at the meeting for the purposes of establishing quorum or taking any action at the meeting.

(h) amend Article IV to update the requirements for notices to stockholders to allow for the provision of notice to stockholders by mail or by means of electronic communication and to allow for householding of stockholder notices.

(i) amend Article V, Section 2 to update the officer positions chosen by the Board of Directors at the first meeting after the annual meeting of stockholders from President, Vice President, Secretary and Treasurer to President & Chief Executive Officer, Treasurer & Chief Financial Officer, and Secretary.

(j) amend Article VI to remove redundant provisions relating to establishment of a record date of stockholders and to set forth requirements and procedures for the transfer of stock on the books of the Corporation.

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(k) amend Article VII to require the Corporation to only maintain and provide access to its record of stockholders to the extent required by the NRS and to establish the Eighth Judicial District Court of Clark County, Nevada as the exclusive forum for certain claims or counterclaims. Article VII was further amended to provide for any state district court located in Nevada as the alternate forum for such claims in the event that the Eighth Judicial District Court lacks jurisdiction and, if no state court in Nevada has jurisdiction over a claim, that a federal court in the State of Nevada shall be the sole and exclusive forum for such claim.

(l) adopt Article VIII to (i) establish indemnification rights for certain individuals to the fullest extent permitted under the Corporation’s Articles of Incorporation and the NRS, (ii) provide for the advancement of expenses, (iii) state that the indemnification and expense advancement rights shall continue as to the Corporation’s former directors, officers, employees and agents, and (iv) provide that no amendment or repeal of Article VIII shall apply to or have any effect on the rights or protections of any director of officer of the Corporation existing prior to such amendment (collectively, (a) through (l), the “Bylaw Amendments”).

The Second Amended and Restated Bylaws were effective as of July 10, 2019.

The foregoing summary of the amendments to the Bylaws are qualified in its entirety by reference to the full text of the Corporation’s Second Amended and Restated Bylaws attached to this Current Report as Exhibit 3.2, which takes into account the Bylaw Amendments.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits. The following exhibit is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description
3.2	Second Amended and Restated Bylaws.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNICO AMERICAN CORPORATION

                                                                (Registrant)

Date: July 15, 2019    By:   /s/ Michael Budnitsky

Name:   Michael Budnitsky

Title:    Treasurer, Chief Financial Officer and Secretary

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